UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 April 21, 2004
                Date of Report (date of earliest event reported)

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                               CURON MEDICAL, INC.
             (Exact name of Registrant as specified in its charter)

       State of Delaware                000-31519               77-0470324
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                             46117 Landing Parkway.
                            Fremont, California 94538
                    (Address of principal executive offices)

                                 (510) 661-1800
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits

      (c) Exhibits

Exhibit No.  Description
-----------  -------------------------------------------------------------------
99.1         Press Release, dated as of April 21, 2004
99.2         Transcript of conference call held on April 21, 2004

Item 12. Results of Operations and Financial Condition

      On April 21, 2004, Curon Medical, Inc. issued a press release announcing its results for the three month period ended March 31, 2004. The press release is attached as Exhibit 99.1.

      A transcript of the conference call held on April 21, 2004 is furnished with this report as Exhibit 99.2.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      CURON MEDICAL, INC.

                                      By:  /s/ Larry C. Heaton II
                                           Larry C. Heaton II
                                           President and Chief Executive Officer

Date: April 23, 2004